SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 30, 2004


                              Eagle Broadband, Inc.
             (Exact name of registrant as specified in its charter)


                                      Texas
                 (State or other jurisdiction of incorporation)


             001-15649                                 76-0494995
      (Commission File Number)            (IRS Employer Identification No.)


                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
          (Address of principal executive offices, including zip code)


                                 (281) 538-6000
              (Registrant's telephone number, including area code)

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     H. Dean Cubley served as the company's chief technical officer pursuant to an employment agreement that expired on September 30, 2004, and will not be renewed. Dr. Cubley will continue to serve as a member of the Board of Directors and as a consultant to the company.


Item 9.01. Financial Statements and Exhibits

     None.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: October 4, 2004                     EAGLE BROADBAND, INC.
                                           ---------------------
                                              (Registrant)


                                           /s/ DAVID A. WEISMAN
                                           --------------------
                                           David A. Weisman
                                           Chief Executive Officer



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